                                                                    EXHIBIT 10.6

                  COLLATERAL ASSIGNMENT OF LICENSE AGREEMENT
                  ------------------------------------------

     THIS COLLATERAL ASSIGNMENT OF LICENSE AGREEMENT ("Agreement") made as of this 12th day of February, 1998 by Bison Valve, L.L.C., an Illinois limited liability company, having its principal place of business at 782 Church Road, Elgin, Illinois 60123 ("Borrower"), in favor of Blue Rhino Corporation, a Delaware corporation, with its principal place of business located at 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27104 ("Lender"):

                               R E C I T A L S:
                               - - - - - - - -

     A. Borrower desires to borrow from the Lender and Lender desires to lend to Borrower $630,000 pursuant to the terms of that certain Multi-Draw Convertible Secured Promissory Note (the "Note") made by Borrower in favor of the Lender of even date herewith.

     B. Borrower is the licensee pursuant to that certain License Agreement ("License Agreement") between the Borrower and Michael Waters ("Licensor") of even date herewith, a copy of which is attached hereto as Exhibit A, pursuant to which the Borrower has an exclusive license to make, use and vend a small cylinder service valve and overfill prevention device designed by the Licensor.

     C. To provide collateral security for the obligations ("Obligations") of the Borrower to the Lender under the Note, the Borrower desires to assign to and grant a security interest in the Borrower's rights under the License Agreement and all other now existing or hereafter acquired intellectual property of the Borrower.

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

     1.   Grant of Security Interest.  To secure payment and performance of all
          --------------------------
liabilities and obligations of the Borrower under the terms of the Note, Borrower hereby:

          a. grants to Lender a continuing security interest in and to all right, title and interest of Borrower in, to and under the License Agreement. The rights granted to Lender pursuant to the terms hereof shall include, but not be limited to, the right upon the occurrence of an Event of Default and during the continuation thereof to enforce all of Borrower's rights under the License Agreement and all representations, warranties, covenants, indemnifications of Licensor under the License Agreement.

          b. mortgages, hypothecates and transfers to Lender the entire right, title and interest of Borrower in and to all inventions of products related to the categories listed on

     Exhibit B hereto, including all of the trademarks, tradenames, tradedress, copyrights and patents of Borrower covering products of a type listed on Exhibit B, whether registered or unregistered, now owned or existing, or hereafter acquired or arising, including all goodwill associated with any of the above; and

               (1)  all patent, copyright or trademark applications therefor,

               (2)  all renewals of any patent, copyright or trademark therefor,

               (3) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof,

               (4) the right to sue for past, present and future infringements thereof;

               (5)  all rights corresponding thereto throughout the world; and

               (6)  all improvements thereto; and

               (7)  all proceeds thereof.

          c. grants to Lender a continuing Security Interest in and to all right, title and interest of the Borrower in any tooling, molds, designs, patterns, drawings or computer code used to produce any product licensed under the License Agreement or described on Exhibit B.

     2.   Restrictions on Future Agreements.  Borrower agrees that until the
          ---------------------------------
Obligations shall have been satisfied in full and the Note shall have been terminated, Borrower will not, without Lender's prior written consent, which shall not be unreasonably withheld, enter into any agreement (for example, a license agreement or sub-license agreement) which is inconsistent with Borrower's obligations under this Agreement, and Borrower further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would affect the validity or enforcement of the rights transferred to Lender under this Agreement other than the delivery of molds, dies, designs, patterns, drawings or computer code which are subject to the security interests granted pursuant to this agreement to manufacturers located outside of the United States for the purpose of producing the product related thereto.

     3.   New Trademarks, Copyrights and Patents.  Borrower represents and
          --------------------------------------
warrants that it has neither owns or holds any registered copyrights, trademarks and patents. If, before the Obligations shall have been satisfied in full, Borrower shall (i) obtain rights to any registered trademarks, registered copyrights or registered patents for products of a type set forth on Exhibit A, or (ii) become entitled to the benefit of any registered trademark, registered copyright or registered patent for a product of a type set forth on Exhibit B, the provisions of paragraph 1 above shall automatically apply thereto and Borrower shall give to Lender written notice thereof on each anniversary of the date hereof. Borrower agrees to execute all documents reasonably necessary to record or preserve Lender's interest in all such trademarks, copyrights and patents added as additional collateral security, pursuant to this paragraph 3. Notwithstanding anything to the contrary set forth herein, the Borrower shall not have any duty to register or record any patent, trademark or copyright in any jurisdiction outside of the United States.

     4.   Term.  The term of this Agreement shall extend until the Obligations
          ----
have been paid in full.

     5.   Events of Default. The occurrence of any of the following shall
          ------------------
constitute an "Event of Default" hereunder:

          a. A default by Borrower in the observance or performance of any obligation, covenant, condition or agreement hereof, which is not cured within thirty (30) days after written notice thereof to Borrower unless such default impairs the first priority security interest of the Lender granted pursuant to paragraph 1, in which case such default shall be deemed and Event of Default without provision for cure or notice (however the failure to maintain the Borrower's first priority security interest in any collateral located outside of the United States for the purpose of producing goods on behalf of the Borrower shall not be deemed and Event of Default); or

          b. Any representation or warranty made by Borrower herein which is not true and correct in any material respect as of the date hereof; or

          c. An "Event of Default" under the Note or License Agreement which shall not be cured within any applicable grace period.

     6.   Lender's Rights.
          ---------------

          a. Upon the occurrence of any Event of Default hereunder, Lender shall have the right (but not the obligation), without demand on Borrower: (1) to declare all sums evidenced or secured by the Note and this Agreement immediately due and payable; (2) to exercise any and all rights and remedies provided under this Agreement and the Note as well as such remedies as may be available at law or in equity, including, without limitation, all rights and remedies of a "secured party" under the Illinois Uniform Commercial Code ("Code"), and (3) to correct any such default in such manner and to such extent as Lender may deem necessary or desirable to protect the security hereof, including specifically, without limitation, the right (but not the obligation) to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Lender, and also the right (but not the obligation) to perform and discharge each and every obligation, covenant, condition and agreement of Borrower under the License Agreement or to make any application for patent, copyright, trademark or other intellectual rights registration, with any federal, state or foreign agency or registry, and, in exercising any such powers, to pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys fees and expenses. Lender shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under the License Agreement, by reason of this Agreement, or to make any application for patent, trademark, copyright or the registration of any intellectual property right on behalf of the Borrower or Lender.

          b. That at any time after the occurrence of an Event of Default, Lender may, at its option and without regard to the adequacy of security for the indebtedness hereby secured, either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court at any time hereafter, enforce for its own benefit the License Agreement, and utilize the property licensed thereunder. The exercise of any rights under this Agreement shall not be deemed to cure or waive any default under this Agreement or the Note, or waive, modify or affect any notice of default under this Agreement or the Note, or invalidate any act done pursuant to such notice.

          c. That the Licensor upon written notice from Lender of the occurrence of an Event of Default, shall be and is hereby authorized by Borrower to perform as required under the License Agreement for the benefit of Lender in accordance with the terms and conditions thereof without any obligation to determine whether or not such an Event of Default has in fact occurred.

     7.   Duties of Borrower.  Borrower shall cause any patent, copyright,
          ------------------
trademark or patent, copyright or trademark application which is subject to the License or the security interest granted pursuant to this Agreement to contain or have filed in the appropriate office a notice of the security interest granted pursuant to this Agreement.

     8.   Waivers.  No course of dealing between Borrower and Lender, nor any
          -------
failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     9.   Severability.  The provisions of this Agreement are severable, and if
          ------------
any clause or provision shall be held invalid and unenforceable in whole or part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner effect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     10.  Modification.  This Agreement cannot be altered, amended or modified
          ------------
in any way except by a writing signed by the parties hereto.

     11.  Cumulative Remedies; Effect on Note.  All of Lender's rights and
          -----------------------------------
remedies with respect to the License Agreement, trademarks, copyrights, patents, or other intellectual property whether established hereby or by the Note, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Borrower acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Lender under the Note but rather is intended to facilitate the exercise of such rights and remedies.

     12.  Binding Effect; Benefits.  This Agreement shall be binding upon
          ------------------------
Borrower and its respective successors and assigns, and shall inure to the benefit of Lender, its nominees and assigns.

     13.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.


                                BISON VALVE, L.L.C.


                                By:    /s/ Michael Waters
                                   ----------------------------------
                                    Michael Waters, Manager

STATE OF ILLINOIS  )
                   ) ss
COUNTY OF KANE     )


     I, Sue Metzzer, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT Michael Waters, manager of Bison Valve, L.L.C., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the act of said corporation for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal, this 12th day of February, 1998.



          /s/ Sue Metzzer
     -------------------------

           Notary Public

My Commission Expires:

                                   EXHIBIT A
                                   ---------


                               LICENSE AGREEMENT

                                                                       Exhibit A
                               LICENSE AGREEMENT
                               -----------------

     THIS LICENSE AGREEMENT (the "Agreement") dated as of the 1/st/ day of
     ----------------------
January, 1998, by and between by and between BISON VALVE, L.L.C., an Illinois limited liability company (the "Licensee"), whose principal place of business is 782 Church Road, Elgin, Illinois 60123, and MICHAEL A. WATERS ("Licensor"), residing at 372 N. Bateman Circle, Barrington Hills, Illinois 60010.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     THAT, WHEREAS, Licensor has developed and is the owner of all right, title, and interest in and to the design of a certain small cylinder service valve and overfill prevention device (the "OPD Valve"); and

     WHEREAS, Licensor is applying to the United States Patent & Trademark Office, for a patent on the inventions included in the design of the OPD Valve; and

     WHEREAS, Licensor has the right to grant licenses to use the OPD Valve and trade secret technology related to the production of the float, assembly, and testing of the OPD Valve (the "Trade Secret Technology"); and

     WHEREAS, Licensee desires to acquire from Licensor a license to use and sell the OPD Valve and the Trade Secret Technology upon the terms and conditions herein set forth; and
     WHEREAS, Licensor desires to accept such license upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto agree as follows:

     1.   GRANT OF LICENSE.  Unless sooner terminated or modified as hereinafter
          ----------------
provided, for a period of ten (10) years from the date of this Agreement (the "Term"), Licensor hereby grants to Licensee the right and license (A) to manufacture, have manufactured, use and sell the OPD Valve throughout the United States (the "Territory") and (B) to use the Trade Secret Technology for the sole purpose of manufacturing, having manufactured, using, and selling the OPD Valve in the Territory.

     2.   POWER TO SUBLICENSE.  Licensor hereby grants Licensee the right and
          -------------------
power to issue sublicenses to manufacture the OPD Valve throughout the Territory and to disclose the Trade Secret Technology to such sublicensees during the Term, provided, however, that such manufacture is for sale only to Licensee and provided further that Licensee requires any such sublicensee, pursuant to a written agreement, to maintain the confidentiality of the Trade Secret Technology and use the Trade Secret Technology solely for the purpose of manufacturing the OPD Valve for sale only to Licensee. Any such sublicense may be for all or any portion of the Territory and for all or less than the Term. Licensee shall promptly give reasonable notice to Licensor of any such sublicense and its basic terms and promptly provide Licensor with copies of any and all agreements relating thereto.

     3. ROYALTIES. In consideration of the license granted in this Agreement,
        ---------
Licensee agrees to pay to Licensor royalties derived from sales of the OPD Valves, whether by Licensee or by sublicensees, as hereinafter provided. The Schedule of Royalties below is based on the Benchmark Price at open market (the "Fair Market Value") of the OPD Valve and the gross profits from sales of the OPD Valve (the "Gross Profits"). For purposes of this Agreement, "Benchmark Price" shall mean the price at which the OPD Valves are sold, unless otherwise agreed by the parties in good faith. For purposes of this Agreement, Gross Profits shall mean the profit from sales of OPD Valves at Fair Market Value minus all Costs of Goods Sold. For purposes of this Agreement, "Costs of Goods Sold" shall mean cost of material, direct labor, subcontract production, warranty, duty, freight in, shop supplies, and shipping supplies and production machinery depreciation and production tooling depreciation, as determined in accordance with generally accepted accounting principles consistently applied.

                             SCHEDULE OF ROYALTIES
                             ---------------------

     If Gross Profits are greater than or equal to seventy percent (E70%) of the Fair Market Value sales of the OPD Valves, then the Royalties shall be twelve and one-half percent (12.5%) of the Fair Market Value sales of the OPD Valves.

     If Gross Profits are greater than or equal to sixty percent (E60%) but less than seventy percent (I70%) of the Fair Market Value sales of the OPD Valves, then the Royalties shall be ten percent (10%) of the Fair Market Value sales of the OPD Valves.

     If Gross Profits are greater than or equal to fifty percent (E50%) but less than sixty percent (I60%) of the Fair Market Value sales of the OPD Valves, then the Royalties shall be seven and one-half percent (7.5%) of the Fair Market Value sales of the OPD Valves.

     If Gross Profits are greater than or equal to forty percent (E40%) but less than fifty percent (I50%) of the Fair Market Value sales of the OPD Valves, then the Royalties shall be five percent (5%) of the Fair Market Value sales of the OPD Valves.

     If Gross Profits are less than forty percent (I40%) of the Fair Market
        Value sales
        of the OPD Valves, then the Royalties shall be two and one-half percent (2.5%) of the Fair Market Value sales of the OPD Valves.

     Licensee shall pay Licensor royalties pursuant to the Schedule of Royalties within thirty (30) days of the close of each and every calendar quarter of the Term, except that Licensee shall pay Licensor royalties for the last quarter of the year within ninety (90) days of the close of each and every calendar year of the Term, at which time adjustments, if any, to Gross Profit and royalties will be made based on fiscal year end audited financial statements of the Licensee or, if audited financial statements are not prepared by an independent accountant, on the reviewed or compiled financial statements of the Licensee as approved by the Licensee's Board of Directors. Licensee's royalty payments to Licensor shall be accompanied by a royalty report setting forth sales of the OPD Valve, Fair Market Value, Gross Profit, and sales for the appropriate period(s). Licensee will keep records showing the products sold or otherwise disposed of during the Term of this Agreement in such detail as to enable the amounts payable hereunder to be easily determined. Licensee shall also permit its books and records to be examined by Licensor up to twice annually to the extent necessary to verify the sales, Gross Profit, Fair Market Value, Cost of Good Sold, and royalty payments provided for herein. Such examination shall be made during normal business hours, at times convenient to Licensor and Licensee.

     4. EXCLUSIVITY AND MINIMUM ROYALTY PAYMENT. The license for the Territory
        ---------------------------------------
granted by Licensor to Licensee under this Agreement shall be exclusive unless and until the Minimum Annual Royalty Payment (defined below) is not paid or not paid within the time set forth in this Agreement. During each year of the Term of this Agreement, Licensee agrees to pay a minimum annual royalty (the "Minimum Annual Royalty Payment") to Licensor as set forth below:


                PERIOD                 MINIMUM ANNUAL ROYALTY PAYMENT TO
                -------
                                       MAINTAIN EXCLUSIVE LICENSE
                                       ----------------------------------
        (a)  Prior to December 31,        Earned royalty payment only.
             1998
                                                No Minimum

        (b)  January 1, 1999 through         $50,000.00, payable
             December 31, 1999
                                             by March 31, 2000

        (c)  Each calendar year         $100,000.00, payable
             thereafter commencing on   on the succeeding March 31
             January 1, 2001

Without limiting any other rights or remedies that Licensor may have at law or in equity, in the event that the Minimum Annual Royalty Payment is not paid in full or on time, for any reason, then after thirty (30) days notice from Licensor to Licensee, Licensor may license others to make, use or vend the OPD Valve and use the Trade Secret Technology in the Territory without payment or further notice to the Licensee.

     5. INFRINGEMENT. In the event it appears that one or more third parties are
        ------------
infringing any right of Licensor, Licensee shall notify Licensor of such apparent infringement. Licensor, after notice thereof to Licensee, may immediately commence and prosecute all legal proceedings necessary to prevent such infringement and shall be responsible for all costs relating to such legal proceedings. Licensee agrees to cooperate with the Licensor in connection with any infringement matters. Any payment by an infringer made in settlement of or by way of judgment or award or otherwise shall belong to Licensor. If Licensor fails to prevent any such infringement, Licensee may (a) upon written notice to Licensor, immediately commence and prosecute, at its cost and expense, all legal proceedings necessary to prevent such infringement itself, or (b) immediately terminate this Agreement by written notice to Licensor, with no liability for any royalty payments beyond the date of said notice of termination.

     6. CONFIDENTIALITY. Licensee acknowledges and agrees that (a) Licensor has
        ---------------
expended significant time, energy and money to develop, and maintain the secrecy of, the Trade Secret Technology, and (b) if the Trade Secret Technology were disclosed to another person or entity contrary to this Agreement or used for the benefit of anyone other than Licensor or Licensee, Licensor would suffer irreparable harm, loss and damage. Accordingly, Licensee acknowledges and agrees that, unless the Trade Secret Technology becomes publicly known through legitimate origins:

     the Trade Secret Technology is, and at all times hereafter shall remain, the sole property of Licensor; and

     except as otherwise specifically permitted by this Agreement with respect to sublicensees, Licensee shall use its best efforts and the utmost diligence to guard and protect the Trade Secret Technology from any unauthorized use or disclosure to any other person or other entity.

Licensee also acknowledges and agrees that all documentary and tangible Trade Secret Technology is supplied or made available by Licensor to Licensee solely for the purposes of the license granted herein. Licensee further agrees that if the

Term of the licensee granted herein terminates or is terminated at any time for any reason, Licensee and its sublicensees shall immediately return to Licensor all documentary and/or tangible Trade Secret Technology in their possession, custody, or control and not make or keep any copies, notes, abstracts, summaries, tapes or other record of any type of Trade Secret Technology.

     7.  DEFAULT. Should a party to this Agreement consider the other party to
         -------
be in breach of this Agreement, it shall notify the breaching part as to the breach. The breaching party shall have ten (10) days from the notice to correct the breach and give notice of the correction to the non-breaching party. Should, after the ten (10) day period following the notice of breach, the breach not be corrected, the non-breaching party may notify the breaching party that the Agreement is terminated, and the Agreement shall be terminated.

     8.  MARKING AGREEMENT. Licensee agrees to mark each product which is the
         -----------------
subject of claims of any issued and subsisting patent with appropriate notice of such patent pursuant to 35 U.S.C. (S)287(a).

     9.  EXCLUSIVITY AND NONASSIGNABILITY. The license granted to Licensee under
         --------------------------------
this Agreement shall be nondivisble and shall not be transferable without the Licensor's prior express written consent. Except for sublicensing as provided in
Section 2 of this Agreement, Licensee shall not sell, assign, transfer, convey, license, or encumber this Agreement, or any right or interest accruing under this Agreement, in whole or in part, without Licensor's prior express written consent. This Agreement shall be assignable by Licensor to any assignee it designates.

     10. NOTICES. Except as otherwise provided in this Agreement, all notices
         -------
requests, consents, and other communications required or permitted under this Agreement shall be in writing and signed by the party giving notice, and shall be deemed to have been given when hand-delivered by personal delivery, or by Federal Express or similar courier service or three (3) business days after being deposited in the United States mail, registered or certified mail, with postage prepaid, return receipt requested, addressed to the Licensor at his residence set forth above, or addressed to the Licensee c/o its principal place of business as set forth above, Attention: President, or to such other address as either party may designate for himself or itself by notice given to the other party from time to time in accordance with the provisions of this Agreement.

     11. WAIVER OF BREACH. No delay on the part of any party in the exercise of
         ----------------
any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The waiver of any breach or condition of this Agreement by either party shall not constitute a precedent in the future enforcement of any of the terms and conditions of this Agreement.

     12. HEADINGS AND RECITALS. The headings of Sections contained in this
         ---------------------
Agreement are merely for convenience of reference and shall not affect the interpretation of any of the provisions of this Agreement. This Agreement is deemed to have been drafted jointly by the parties, and any uncertainty or ambiguity shall not be construed for or against either party as an attribution of drafting to either party. Whenever the context so requires, the singular shall include the plural and vice versa. All words and phrases shall be construed as masculine, feminine or neuter gender, according to the context. The recitals to this Agreement are hereby incorporated herein as part of this Agreement.

     13. SEVERABILITY. Whenever possible, each provision of this Agreement shall
         ------------
be construed and interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application thereof to any party or circumstance shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition without invalidating the remainder of such provision or any other provision of this Agreement or the application of such provision to other parties or circumstances.

     14. ENTIRE AGREEMENT. All discussions, correspondence, understandings, and
         ----------------
agreements heretofore had or made between the parties relating to its subject matter are superseded by and merged into this Agreement, which alone fully and completely expresses the agreement between the parties regarding the Trade Secret Technology and the OPD Valve and the license to make, use and sell such devise, and the same is entered into with no party relying upon any statement or representation made by or on behalf of any party not embodied in this Agreement. Any modification of this Agreement may be made only by a written agreement signed by both of the parties to this Agreement.

     15. ARBITRATION. Any dispute between the parties arising under this
         -----------
Agreement which cannot be amicably resolved between the parties shall be resolved by arbitration in the Chicago metropolitan area in accordance with the following terms and conditions: Either party may deliver a notice to the other party which shall set forth in detail all issues which it believes constitute a dispute or grievance. Within twenty (20) days of the delivery of such notice, counsel for the parties shall mutually select an arbitrator. If the parties are unable to agree upon the selection of an arbitration within said twenty (20) days, then within seven (7) days thereafter, either party may request the JAMS/Endispute to submit a single panel consisting of a list of seven (7) disinterested persons who are qualified and willing to act as impartial arbitrators. Upon receipt of this list, the parties shall promptly flip a coin to determine who shall have first choice to strike a name, and then the parties shall proceed to strike alternatively and the person whose name remains shall be the arbitrator. Unless otherwise agreed by the parties, (a) the arbitration shall be conducted in accordance with the commercial arbitration rules of JAMS/Endispute, and (b) the arbitrator shall commence hearings within thirty
(30) days
after he is selected and shall render his award in writing, together with his written findings and conclusions, as soon as possible after the hearing. The decision of the arbitrator shall be final and binding on the parties and may be confirmed by a court of competent jurisdiction. The arbitrator may consider only the particular issue or issues presented to him by the parties, and his decision must be based upon the provisions of this Agreement and any amendments hereto. The arbitrator shall have no power to add to, subtract from, alter or modify this Agreement or any amendments hereto. The arbitrator shall assess the costs of the arbitration of the parties as he determines to be appropriate. The parties to this Agreement agree that this Section has been included to resolve rapidly and inexpensively any disputes which may arise, and that submission of a dispute to arbitration in accordance with this Agreement shall constitute grounds for dismissal of any action commenced by any party with respect to a dispute arising out of or from any provisions of this Agreement.

     16. CHOICE OF LAW. This Agreement is being executed and delivered in the
         -------------
State of Illinois, and the validity, construction, and enforceability of this Agreement shall be governed in all respects by the domestic laws of the United States and the State of Illinois applicable to agreements made and to be performed entirely within the State of Illinois, without regard to the conflicts of laws principles of the State of Illinois or any other state.

     17. COUNTERPARTS. This Agreement may be executed in any one or more
         ------------
counterparts, each of which shall constitute an original, no other counterpart needing to be produced, and all of which, when taken together, shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Licensing Agreement as of the date and year first above written.

MICHAEL A. WATERS (Licensor)           BISON VALVE, L.L.C. (Licensee)

/s/ Michael A. Waters                  By: /s/ Michael A. Waters
------------------------------            ------------------------------
Michael A. Waters                                Its President

                                                                       EXHIBIT B
                                                                       ---------

                       CATEGORIES OF ASSIGNED INVENTIONS


                             Liquid Propane Valves
                Liquid Propane Grills and other Cooking Devices
                      Barbecue Grill Parts and Accessories
                    Liquid Petroleum and Propane Gas Heaters
                              Propane Gas Lighting
                          Liquid Propane Gas Cylinders
                             Propane Gas Regulators
                                 Propane Gas Leak Detection Systems
                       Propane Cylinder Vending Machines
                     Automatic Propane Gas Filling Systems
                                 Insect Zappers